Exhibit 10.13


                               SIXTH AMENDMENT TO
                                 LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO LOAN AGREEMENT ("Sixth Amendment"), made and entered into as of the 1st day of October, 2001, by and between MERCURY WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS

         A. Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998, as amended by that certain First Amendment dated May 7, 1999, that certain Second Amendment dated September 30, 1999, that certain Third Amendment dated March 8, 2000, that certain Fourth Amendment dated August 14, 2000 and that certain Fifth Amendment dated December 31, 2000 (as amended, the "Loan Agreement");

         B. Borrower has requested that Lender extend the Maturity Date of the Revolving Credit Commitment and the Lender is willing to do so; and

         C. The parties hereto desire to amend the terms of the Loan Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Loan Agreement as follows:

         1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Loan Agreement, unless otherwise defined herein. In addition, the following amended and new defined terms shall be made a part of (and replace any such previous defined terms) the Loan
Agreement:

                  "Assignment of Leases" means those certain Collateral Assignments of Lease executed by Borrower in favor of Lender assigning to Lender the Borrower's rights under the Roseville Lease and the Union Grove Lease, by MWSNY assigning its rights under the New York Lease, and by MWSI assigning its rights under the Indianapolis Lease and the Landlord's Waiver executed in favor of MWSI under the Georgia Lease.

                  "Georgia Lease" means that certain Industrial Multi-Tenant Lease dated February 11, 1999 by and between MWSI, as tenant, and AMB Property, L.P., as landlord, together with all extensions, amendments and modifications thereto.

                  "Guaranty" means that certain Guaranty bearing even date herewith executed by MWSNY in favor of the Lender, as the same may be amended from time to time and that certain Guaranty dated October 1, 2001 executed by MWSI in favor of the Lender, as the same may be amended from time to time.


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                  "Indianapolis Lease" means that certain Warehouse Lease dated
                  December 3, 1998 by and between MWSI, as tenant, and Mark Mounsey, as landlord, together with all extensions, amendments and modifications thereto.

                  "Maturity Date" means June 30, 2003, with respect to the Revolving Note.

                  "MWSI" means MWSI Lamp & Ballast Recycling, Inc., a Minnesota corporation.

                  "Revolving Commitment Amount" means $1,500,000.00.

                  "Revolving Note" means that certain Revolving Credit Promissory Note dated as of October 1, 2001, in the principal amount of $1,500,000, made payable by Borrower to the order of Lender as the same may be amended, executed, renewed or replaced from time to time.

                  "Security Agreements" means those certain Security Agreements executed by Borrower, MWSNY and MWSI, each in favor of Lender, as the same may be amended from time to time.

         2. Covenants. Borrower reaffirms as of the date of this Sixth Amendment and covenants with the Lender all of the Covenants contained in Articles V and VI of the Agreement. In addition, Borrower agrees that Sections 6.5, 6.6 and 6.7 of Article VI of the Loan Agreement added pursuant to Section i of the Third Amendment to Loan Agreement dated March 8, 2000 shall be deleted in their entirety and the following covenant shall be added to Article VI of the Loan
Agreement:

                  6.11 Capital Expenditures. Borrower will not expend or contract to expend more than $250,000 in the aggregate during its fiscal year 2002, nor more than $125,000 in the aggregate between January 1, 2003 and June 30, 2003.

         3. Conditions Precedent. Prior to the effectiveness of this Sixth Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

                  a. Original counterpart of this Sixth Amendment duly executed by the Borrower;

                  b. Original Revolving Note duly executed by the Borrower;

                  c. Payment of all costs and expenses incurred by the Lender in connection with this Sixth Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel;

                  d. Original executed Guaranty of MWSI Lamp & Ballast Recycling, Inc., a wholly owned subsidiary of Borrower, in the form attached hereto as EXHIBIT B;

                  e. Current resolutions of Borrower's board of directors authorizing the Sixth Amendment and the new Revolving Note;


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                  f.       Current resolutions of MWSI Lamp & Ballast Recycling,
                           Inc.'s board of directors authorizing the Guaranty;

                  g. Borrower updates to Exhibit A (Litigation), Schedule 6.6(c) (Indebtedness) and Schedule 6.7(b) (Liens) to the original Loan Agreement effective as of the date of this Sixth Amendment;

                  h. Consent of Guarantor in form and substance acceptable to Lender executed by MWSNY; and

                  i. Reaffirmation of Security Agreement in form and substance acceptable to Lender executed by MWSNY and MWSI.

         4. References. Any references in any document to the Loan Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Loan Agreement as amended by this Sixth Amendment.

         5. Representations and Warranties. Borrower reaffirms and confirms all of the representations, covenants and warranties contained in Articles IV and V of the Loan Agreement as of the date of this Sixth Amendment. Borrower further represents and warrants that the execution, delivery and performance of this Sixth Amendment and the documents referenced herein are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action.

         6. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Loan Agreement, as amended by this Sixth Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

         7. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this Sixth Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.

         8. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this Sixth Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of legal counsel.

         9. Entire Agreement. This Sixth Amendment and the Loan Agreement, and all documents referenced therein or thereby, embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.

         10. Full Force and Effect. Except as amended hereby, the provisions of the Loan Agreement shall remain unmodified and in full force and effect.

         11. Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed as of the day and year first above written.

         BORROWER:                   MERCURY WASTE SOLUTIONS, INC.,
                                     A MINNESOTA CORPORATION

                                     BY  \s\ TODD J. ANDERSON
                                     ITS CFO


         LENDER:                     BANKERS AMERICAN CAPITAL
                                     CORPORATION, A MINNESOTA CORPORATION


                                     BY  \s\ BRAD J. BUSCHER

                                     ITS  PRESIDENT


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                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above Sixth Amendment, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.

                                                     MWS NEW YORK, INC.,
                                                     A MINNESOTA CORPORATION


                                                     BY TODD J. ANDERSON

                                                          ITS CFO




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                       REAFFIRMATION OF SECURITY AGREEMENT


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby acknowledges and agrees that all of the obligations of the undersigned under the Loan Agreement, as amended by this Sixth Amendment, and the Guaranty is secured by that certain Security Agreement executed by the undersigned in favor of Lender dated as of May 8, 1998.


                                                     MWS NEW YORK, INC.,
                                                     A MINNESOTA CORPORATION


                                                     BY TODD J. ANDERSON

                                                           ITS CFO




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                       REAFFIRMATION OF SECURITY AGREEMENT


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated October 1, 2001 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby acknowledges and agrees that all of the obligations of the undersigned under the Loan Agreement, as amended by this Sixth Amendment, and the Guaranty is secured by that certain Security Agreement executed by the undersigned in favor of Lender dated as of March 9, 2000.


                                     MWSI LAMP & BALLAST RECYCLING, INC.,
                                     A MINNESOTA CORPORATION


                                     BY TODD J. ANDERSON

                                     ITS CFO



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